Exhibit 99.2

PARK
HOTELS & RESORTS

Third Quarter 2023
Supplemental Data

SEPTEMBER 30, 2023

Royal Palm South Beach Miami, a Tribute Portfolio Resort

Waldorf Astoria Orlando

Hilton Hawaiian Village Waikiki Beach Resort

About Park and Safe Harbor Disclosure

About Park Hotels & Resorts Inc.
Park (NYSE: PK) is one of the largest publicly-traded lodging REITs with a diverse portfolio of iconic and market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio currently consists of 43 premium-branded hotels and resorts (excluding the Hilton San Francisco Hotels) with over 26,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.
Forward-Looking Statements
This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to the anticipated effects of Park's decision to cease payments on its $725 million non-recourse CMBS loan secured by Park’s Hilton San Francisco Hotels (“SF Mortgage Loan”) and the effects of the lender's exercise of its remedies, including placing such hotels into receivership, as well as Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including anticipated repayment of certain of the Company's indebtedness, the completion of capital allocation priorities, the expected repurchase of the Company's stock, the impact from macroeconomic factors (including inflation, increases in interest rates, potential economic slowdown or a recession and geopolitical conflicts), the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated dispositions, the declaration and payment of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events.
Forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2022, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental Financial Information
Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from (used in) Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

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3

Financial Statements

4

Financial Statements

Condensed Consolidated Balance Sheets

(in millions, except share and per share data)	September 30, 2023	December 31, 2022
	(unaudited)
ASSETS
Property and equipment, net	$8,028	$8,301
Intangibles, net	42	43
Cash and cash equivalents	726	906
Restricted cash	60	33
Accounts receivable, net of allowance for doubtful accounts of $1 and $2	149	129
Prepaid expenses	63	58
Other assets	36	47
Operating lease right-of-use assets	201	214
TOTAL ASSETS (variable interest entities – $241 and $237)	$9,305	$9,731
LIABILITIES AND EQUITY
Liabilities
Debt	$4,490	$4,617
Accounts payable and accrued expenses	293	220
Due to hotel managers	136	141
Other liabilities	221	228
Operating lease liabilities	225	234
Total liabilities (variable interest entities – $218 and $219)	5,365	5,440
Stockholders' Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 210,672,182 shares issued and 209,983,781 shares outstanding as of September 30, 2023 and 224,573,858 shares issued and 224,061,745 shares outstanding as of December 31, 2022	2	2
Additional paid-in capital	4,151	4,321
(Accumulated deficit) retained earnings	(169)	16
Total stockholders' equity	3,984	4,339
Noncontrolling interests	(44)	(48)
Total equity	3,940	4,291
TOTAL LIABILITIES AND EQUITY	$9,305	$9,731

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Financial Statements (continued)

Condensed Consolidated Statements of Operations

(unaudited, in millions, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	2019	2023	2022	2019
Revenues
Rooms	$432	$428	$430	$1,256	$1,153	$1,267
Food and beverage	159	148	156	518	431	534
Ancillary hotel	66	67	64	203	198	174
Other	22	19	22	64	54	59
Total revenues	679	662	672	2,041	1,836	2,034

Operating expenses
Rooms	119	115	114	343	298	334
Food and beverage	122	115	117	377	321	371
Other departmental and support	161	162	153	484	453	453
Other property-level	59	58	54	182	173	152
Management fees	31	30	32	95	84	101
Casualty and impairment loss, net	—	3	8	204	4	8
Depreciation and amortization	65	67	61	193	204	184
Corporate general and administrative	18	16	14	50	48	47
Acquisition costs	—	—	59	—	—	65
Other	19	18	23	61	52	61
Total expenses	594	584	635	1,989	1,637	1,776

Gain on sales of assets, net	—	14	1	15	13	20

Operating income	85	92	38	67	212	278

Interest income	9	4	2	29	5	5
Interest expense	(65)	(61)	(33)	(186)	(185)	(98)
Equity in earnings from investments in affiliates	2	1	3	9	6	18
Other gain (loss), net	—	1	(1)	4	98	(1)

Income (loss) before income taxes	31	37	9	(77)	136	202
Income tax benefit (expense)	—	3	—	(5)	2	(12)
Net income (loss)	31	40	9	(82)	138	190
Net income attributable to noncontrolling interests	(4)	(5)	(4)	(8)	(10)	(7)
Net income (loss) attributable to stockholders	$27	$35	$5	$(90)	$128	$183

Earnings (loss) per share:
Earnings (loss) per share – Basic	$0.13	$0.15	$0.02	$(0.42)	$0.55	$0.90
Earnings (loss) per share – Diluted	$0.13	$0.15	$0.02	$(0.42)	$0.55	$0.90

Weighted average shares outstanding – Basic	212	224	206	216	229	203
Weighted average shares outstanding – Diluted	212	224	207	216	229	204

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Supplementary Financial Information

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Supplementary Financial Information

EBITDA and Adjusted EBITDA

(unaudited, in millions)	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	2019	2023	2022	2019
Net income (loss)	$31	$40	$9	$(82)	$138	$190
Depreciation and amortization expense	65	67	61	193	204	184
Interest income	(9)	(4)	(2)	(29)	(5)	(5)
Interest expense	65	61	33	186	185	98
Income tax (benefit) expense	—	(3)	—	5	(2)	12
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	2	7	7	7	19
EBITDA	154	163	108	280	527	498
Gain on sales of assets, net	—	(14)	(1)	(15)	(13)	(20)
Gain on sale of investments in affiliates(1)	—	—	—	(3)	(92)	—
Acquisition costs	—	—	59	—	—	65
Severance expense	—	—	—	—	—	2
Share-based compensation expense	5	4	4	14	13	12
Casualty and impairment loss, net	—	3	8	204	4	8
Other items	4	2	2	16	8	(2)
Adjusted EBITDA	$163	$158	$180	$496	$447	$563
_____________________________________
(1)Included in other gain (loss), net in the condensed consolidated statements of operations.

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Supplementary Financial Information (continued)

Current Hotel Adjusted EBITDA and Current Hotel Adjusted EBITDA Margin

(unaudited, dollars in millions)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	2019	2023	2022	2019
Adjusted EBITDA(1)	$163	$158	$180	$496	$447	$563
Less: Adjusted EBITDA from investments in affiliates	(4)	(4)	(9)	(19)	(20)	(31)
Add: All other(2)	14	13	12	40	37	41
Hotel Adjusted EBITDA	173	167	183	517	464	573
Add: Adjusted EBITDA from hotels acquired	—	—	39	—	—	129
Less: Adjusted EBITDA from hotels disposed of	—	(2)	(19)	(3)	(14)	(80)
Current Hotel Adjusted EBITDA	$173	$165	$203	$514	$450	$622

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	2019	2023	2022	2019
Total Revenues	$679	$662	$672	$2,041	$1,836	$2,034
Less: Other revenue	(22)	(19)	(22)	(64)	(54)	(59)
Add: Revenues from hotels acquired	—	—	125	—	—	406
Less: Revenues from hotels disposed of	—	(11)	(70)	(10)	(51)	(260)
Current Hotel Revenues	$657	$632	$705	$1,967	$1,731	$2,121

	Three Months Ended September 30,			2023 vs 2022		2023 vs 2019
	2023	2022	2019	Change(3)		Change(3)
Total Revenues	$679	$662	$672	2.4%		0.9%
Operating income	$85	$92	$38	(8.5)%		116.5%
Operating income margin(3)	12.5%	13.9%	5.8%	(140)	bps	670	bps

Current Hotel Revenues	$657	$632	$705	3.9%		(6.8)%
Current Hotel Adjusted EBITDA	$173	$165	$203	5.0%		(14.8)%
Current Hotel Adjusted EBITDA margin(3)	26.3%	26.0%	28.8%	30	bps	(250)	bps

	Nine Months Ended September 30,			2023 vs 2022		2023 vs 2019
	2023	2022	2019	Change(3)		Change(3)
Total Revenues	$2,041	$1,836	$2,034	11.1%		0.3%
Operating income	$67	$212	$278	(68.3)%		(76.0)%
Operating income margin(3)	3.3%	11.5%	13.7%	(820)	bps	(1,040)	bps

Current Hotel Revenues	$1,967	$1,731	$2,121	13.6%		(7.3)%
Current Hotel Adjusted EBITDA	$514	$450	$622	14.2%		(17.3)%
Current Hotel Adjusted EBITDA margin(3)	26.1%	26.0%	29.3%	10	bps	(320)	bps
_____________________________________

(1)Includes EBITDA of $8 million for both the three and nine months ended September 30, 2019, for the period of ownership of the Chesapeake hotels. The 18 Chesapeake hotels were acquired in connection with the Company's merger with Chesapeake Lodging Trust on September 18, 2019.
(2)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.
(3)Percentages are calculated based on unrounded numbers.

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Supplementary Financial Information (continued)

Nareit FFO and Adjusted FFO

(unaudited, in millions, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	2019	2023	2022	2019
Net income (loss) attributable to stockholders	$27	$35	$5	$(90)	$128	$183
Depreciation and amortization expense	65	67	61	193	204	184
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(1)	(3)	(3)	(3)
Gain on sales of assets, net	—	(14)	(1)	(15)	(13)	(20)
Gain on sale of investments in affiliates(1)	—	—	—	(3)	(92)	—
Impairment loss	—	—	—	202	—	—
Equity investment adjustments:
Equity in earnings from investments in affiliates	(2)	(1)	(3)	(9)	(6)	(18)
Pro rata FFO of investments in affiliates	2	1	6	12	11	27
Nareit FFO attributable to stockholders	91	87	67	287	229	353
Casualty loss, net	—	3	7	2	4	7
Severance expense	—	—	—	—	—	2
Acquisition costs	—	—	59	—	—	65
Share-based compensation expense	5	4	4	14	13	12
Other items	12	—	3	26	5	1
Adjusted FFO attributable to stockholders	$108	$94	$140	$329	$251	$440
Nareit FFO per share – Diluted(2)	$0.43	$0.39	$0.33	$1.33	$1.00	$1.73
Adjusted FFO per share – Diluted(2)	$0.51	$0.42	$0.68	$1.52	$1.09	$2.16
Weighted average shares outstanding – Diluted(3)	212	224	207	216	229	204
_____________________________________
(1)Included in other gain (loss), net in the condensed consolidated statements of operations.
(2)Per share amounts are calculated based on unrounded numbers.
(3)Derived from Park’s earnings per share calculations for each period presented; for shares outstanding as of September 30, 2023, see page 5.

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Supplementary Financial Information (continued)

General and Administrative Expenses

(unaudited, in millions)	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Corporate general and administrative expenses	$18	$16	$50	$48
Less:
Share-based compensation expense	5	4	14	13
Other items	—	—	2	3
G&A, excluding expenses not included in Adjusted EBITDA	$13	$12	$34	$32

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Supplementary Financial Information (continued)

Net Debt and Net Debt to TTM Adjusted EBITDA Ratio

(unaudited, in millions)	Current	SF Mortgage Loan Adjustments(1)	Comparable
	September 30, 2023		September 30, 2023(1)
Debt	$4,490	$(725)	$3,765
Add: unamortized deferred financing costs and discount	23	—	23
Less: unamortized premium	(1)	—	(1)
Debt, excluding unamortized deferred financing cost, premiums and discounts	4,512	(725)	3,787
Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	169	—	169
Less: cash and cash equivalents	(726)	162	(564)
Less: restricted cash	(60)	26	(34)
Net debt	$3,895	$(537)	$3,358
TTM Adjusted EBITDA(2)	$648	$—	$648
Net debt to TTM Adjusted EBITDA ratio	6.01x		5.18x

	Current	SF Mortgage Loan Adjustments(1)	Comparable
	December 31, 2022		December 31, 2022(1)
Debt	$4,617	$(725)	$3,892
Add: unamortized deferred financing costs and discount	30	—	30
Less: unamortized premium	(3)	—	(3)
Debt, excluding unamortized deferred financing cost, premiums and discounts	4,644	(725)	3,919
Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	169	—	169
Less: cash and cash equivalents	(906)	162	(744)
Less: restricted cash	(33)	—	(33)
Net debt	$3,874	$(563)	$3,311
TTM Adjusted EBITDA(2)	$580	$11	$591
Net debt to TTM Adjusted EBITDA ratio	6.68x		5.60x
_____________________________________
(1)Comparable Net Debt as of September 30, 2023 and December 31, 2022 excludes the $725 million SF Mortgage Loan and $26 million of cash that is restricted due to the default of the SF Mortgage Loan, and assumes the removal of the Hilton San Francisco Hotels from Park's portfolio that were placed into receivership in October 2023, which results in a required additional distribution of $162 million (or approximately $0.77 per share). The cash dividend of $0.77 per share was declared on October 27, 2023 and will be paid on January 16, 2024 to stockholders of record as of December 29, 2023.
(2)See pages 40 and 41 for trailing twelve months (“TTM”) Adjusted EBITDA as of September 30, 2023 and December 31, 2022, respectively.

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Outlook

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Outlook

Full-Year 2023 Outlook and Assumptions

Park is not providing a full year 2023 outlook for net income, net income attributable to stockholders, earnings per share, operating income and operating income margin and the accompanying reconciliations as all the information necessary for the calculation of the gain (loss) on derecognition of assets and income tax expense resulting from the Hilton San Francisco Hotels being placed into receivership is not yet available, and Park is unable to reasonably estimate such amounts without unreasonable burden or efforts. These amounts are expected to be material; however, they are not expected to materially affect Park’s outlook for Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Adjusted FFO or Adjusted FFO per share. Park expects full-year 2023 operating results to be as follows:

(unaudited, dollars in millions, except per share amounts and RevPAR)

	Full-Year 2023 Outlook as of November 1, 2023				Full-Year 2023 Outlook as of August 2, 2023(1)		Change at Midpoint
Metric	Low		High		Low	High

Comparable RevPAR	$177		$179		N/A	N/A	N/A
Comparable RevPAR change vs. 2022	7.5%		9.0%		N/A	N/A	N/A

Adjusted EBITDA	$644		$668		$619	$679	$7
Comparable Hotel Adjusted EBITDA margin(2)	27.7%		28.2%		N/A	N/A	N/A
Comparable Hotel Adjusted EBITDA margin change vs. 2022(2)	(40)	bps	10	bps	N/A	N/A	N/A
Adjusted FFO per share – Diluted(2)	$1.92		$2.03		$1.76	$2.02	$0.08
_____________________________________
(1)Park did not provide Comparable metrics in its full year 2023 outlook as of August 2, 2023.
(2)Amounts are calculated based on unrounded numbers.
Park’s outlook is based in part on the following assumptions:
•Comparable RevPAR for the fourth quarter of 2023 is expected to be between $170 and $180;
•Comparable Hotel Adjusted EBITDA margin for the fourth quarter of 2023 is expected to be between 26.9% and 28.9%;
•Adjusted EBITDA includes Hotel Adjusted EBITDA for the two Hilton San Francisco Hotels of $3 million from January 2023 to October 2023, the period prior to the hotels being placed into receivership;
•Adjusted FFO excludes an incremental $20 million of default interest and late payment administrative fees associated with default of the SF Mortgage Loan beginning in June 2023, which is required to be recognized in interest expense until legal title to the Hilton San Francisco Hotels are transferred;
•Fully diluted weighted average shares for the full-year 2023 are expected to be 214 million, while fully diluted weighted average shares for the fourth quarter of 2023 are expected to be 210 million;
•Includes $15 million of Hotel Adjusted EBITDA disruption from a full-scale renovation at the Casa Marina Key West, Curio Collection, which is expected to be completed in the fourth quarter of 2023; and
•Comparable portfolio as of November 1, 2023 and does not take into account potential future acquisitions and dispositions, which could result in a material change to Park’s outlook.
Park's full-year 2023 outlook is based on a number of factors, many of which are outside the Company's control, including uncertainty surrounding macro-economic factors, such as inflation, increases in interest rates, supply chain disruptions and the possibility of an economic recession or slowdown, as well as the assumptions set forth above, all of which are subject to change.

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Portfolio and Operating Metrics

15

Portfolio and Operating Metrics

Hotel Portfolio as of September 30, 2023(1)

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Comparable Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	158,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Signia by Hilton Orlando Bonnet Creek	1,009	Orlando	157,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Seattle	41,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Orlando	86,000	Leasehold	100%	—
Caribe Hilton	652	Other U.S.	65,000	Fee Simple	100%	—
Hilton Waikoloa Village	647	Hawaii	241,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	36,000	Fee Simple	100%	—
Hilton Denver City Center	613	Denver	50,000	Fee Simple	100%	$54
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
W Chicago – Lakeshore	520	Chicago	20,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$129
Waldorf Astoria Orlando	502	Orlando	47,000	Fee Simple	100%	—
Hilton Salt Lake City Center	500	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	28,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	Boston	34,000	Fee Simple	100%	—
W Chicago – City Center	403	Chicago	13,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	11,000	Fee Simple	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$14
Hilton Santa Barbara Beachfront Resort	360	Southern California	62,000	Fee Simple	50%	$160
Hilton Oakland Airport	360	Other U.S.	15,000	Leasehold	100%	—
JW Marriott San Francisco Union Square	344	San Francisco	12,000	Leasehold	100%	—
Hyatt Centric Fisherman's Wharf	316	San Francisco	19,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	21,000	Fee Simple	100%	—
Casa Marina Key West, Curio Collection	311	Key West	21,000	Fee Simple	100%	—

(1)There were no changes to the portfolio from September 30, 2023 to November 1, 2023, other than the Hilton San Francisco Hotels that were placed into receivership, see further discussion in footnote 3.

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Portfolio and Operating Metrics (continued)

Hotel Portfolio as of September 30, 2023(1)

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(2) (in millions)
Comparable Portfolio (continued)

DoubleTree Hotel San Diego – Mission Valley	300	Southern California	24,000	Leasehold	100%	—
Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Other U.S.	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	5,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	Southern California	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	7,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	Key West	18,000	Fee Simple	100%	—
Total Comparable Portfolio (39 Hotels)	23,428		2,036,000			$1,662

Hilton San Francisco Union Square	1,921	San Francisco	135,000	Fee Simple	100%	$725	(3)
Parc 55 San Francisco – a Hilton Hotel	1,024	San Francisco	32,000	Fee Simple	100%	—	(3)
Hilton San Francisco Hotels (2 Hotels)	2,945		167,000			$725

Total Current Portfolio (41 Hotels)	26,373		2,203,000			$2,387

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	Orlando	236,000	Fee Simple	20%	$95
Capital Hilton	550	Washington, D.C.	30,000	Fee Simple	25%	$25
Hilton La Jolla Torrey Pines	394	Southern California	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	Washington, D.C.	11,000	Fee Simple	50%	$25
Total Unconsolidated Joint Venture Portfolio (4 Hotels)	2,656		318,000			$169

Grand Total (45 Hotels)	29,029		2,521,000			$2,556
(1)There were no changes to the portfolio from September 30, 2023 to November 1, 2023, other than the Hilton San Francisco Hotels that were placed into receivership, see further discussion in footnote 3.
(2)Debt related to unconsolidated joint ventures is presented on a pro-rata basis.
(3)Single $725 million CMBS loan secured by the Hilton San Francisco Hotels. In June 2023, Park ceased making debt service payments and has received a notice of default. In October 2023, the trustee for the SF Mortgage Loan filed a lawsuit against the borrowers under the SF Mortgage Loan. In connection with the lawsuit, the court has appointed a receiver to take control of the Hilton San Francisco Hotels, which serve as security for the SF Mortgage Loan, and their operations, and thus, Park has no further economic interest in the operations of the hotels.

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Portfolio and Operating Metrics (continued)

Current Hotels by Market: Q3 2023 vs. Q3 2022

(unaudited)			Current ADR			Current Occupancy				Current RevPAR			Current Total RevPAR
	Hotels	Rooms	3Q23	3Q22	Change(1)	3Q23	3Q22	Change		3Q23	3Q22	Change(1)	3Q23	3Q22	Change(1)
Hawaii	2	3,507	$322.09	$319.46	0.8%	92.0%	89.7%	2.3	% pts	$296.29	$286.37	3.5%	$501.43	$489.59	2.4%
San Francisco(2)	4	3,605	239.14	237.30	0.8	65.5	64.7	0.8		156.61	153.46	2.1	201.14	199.48	0.8
Orlando	3	2,325	188.44	188.84	(0.2)	60.3	59.3	1.0		113.54	111.82	1.5	231.41	224.75	3.0
New Orleans	1	1,622	157.49	175.06	(10.0)	56.4	55.6	0.8		88.82	97.37	(8.8)	171.76	177.75	(3.4)
Boston	3	1,536	267.12	252.53	5.8	86.1	85.1	1.0		230.03	214.94	7.0	286.95	268.84	6.7
New York	1	1,878	302.44	290.39	4.1	92.2	74.4	17.8		278.78	215.92	29.1	411.92	320.68	28.5
Southern California	5	1,773	263.09	278.65	(5.6)	79.7	79.3	0.4		209.58	220.86	(5.1)	322.87	316.81	1.9
Chicago	3	2,467	227.83	236.69	(3.7)	69.4	68.4	1.0		158.20	161.94	(2.3)	241.82	234.66	3.1
Key West(3)	2	461	409.71	396.50	3.3	25.2	66.5	(41.3)		103.07	263.46	(60.9)	154.73	391.68	(60.5)
Denver	1	613	202.05	201.32	0.4	81.8	73.3	8.5		165.19	147.47	12.0	234.01	216.60	8.0
Miami	1	393	177.55	205.55	(13.6)	71.3	75.0	(3.7)		126.59	154.22	(17.9)	180.44	211.36	(14.6)
Washington, D.C.	2	1,085	173.20	160.78	7.7	77.2	66.5	10.7		133.77	107.03	25.0	194.47	156.41	24.3
Seattle	2	1,246	187.14	187.53	(0.2)	82.5	68.3	14.2		154.39	128.04	20.6	198.79	166.40	19.5
Other	11	3,862	193.45	192.14	0.7	68.4	68.7	(0.3)		132.40	132.02	0.3	185.17	180.17	2.8
All Markets	41	26,373	$241.06	$242.21	(0.5)%	73.9%	71.4%	2.5	% pts	$178.13	$172.91	3.0%	$270.85	$260.57	3.9%
(1)Calculated based on unrounded numbers.
(2)Includes the Hilton San Francisco Hotels, which have been placed into court-ordered receivership.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

18

Portfolio and Operating Metrics (continued)

Current Hotels by Market: Q3 2023 vs. Q3 2022

(unaudited, dollars in millions)			Current Hotel Adjusted EBITDA			Current Hotel Revenue			Current Hotel Adjusted EBITDA Margin
	Hotels	Rooms	3Q23	3Q22	Change(1)	3Q23	3Q22	Change(1)	3Q23	3Q22	Change
Hawaii	2	3,507	$69	$66	4.6%	$162	$158	2.4%	42.5%	41.6%	90	bps
San Francisco(2)	4	3,605	3	6	(52.5)	67	66	0.8	4.5	9.5	(500)
Orlando	3	2,325	7	9	(28.9)	49	48	3.0	13.6	19.7	(610)
New Orleans	1	1,622	6	7	(16.0)	26	27	(3.4)	22.0	25.3	(330)
Boston	3	1,536	14	14	2.1	41	38	6.7	34.0	35.5	(150)
New York	1	1,878	10	3	224.8	71	55	28.5	14.4	5.7	870
Southern California	5	1,773	18	19	(5.0)	53	52	1.9	34.6	37.1	(250)
Chicago(3)	3	2,467	21	13	64.8	55	53	3.1	38.1	23.8	1,430
Key West(4)	2	461	(1)	4	(132.9)	7	17	(60.5)	(20.5)	24.7	(4,520)
Denver	1	613	6	5	17.6	13	12	8.0	42.8	39.3	350
Miami	1	393	1	2	(49.7)	7	8	(14.6)	14.9	25.3	(1,040)
Washington, D.C.	2	1,085	5	3	53.7	19	16	24.3	23.8	19.2	460
Seattle	2	1,246	5	3	47.5	23	19	19.5	22.2	18.0	420
Other	11	3,862	9	11	(0.1)	64	63	2.8	16.2	16.7	(50)
All Markets	41	26,373	$173	$165	5.0%	$657	$632	3.9%	26.3%	26.0%	30	bps
(1)Calculated based on unrounded numbers.
(2)Includes the Hilton San Francisco Hotels, which have been placed into court-ordered receivership.
(3)In Q3 2023, Park's Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally Park's Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses.
(4)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

19

Portfolio and Operating Metrics (continued)

Current Hotels by Market: YTD Q3 2023 vs. YTD Q3 2022

(unaudited)			Current ADR			Current Occupancy				Current RevPAR			Current Total RevPAR
	Hotels	Rooms	2023	2022	Change(1)	2023	2022	Change		2023	2022	Change(1)	2023	2022	Change(1)
Hawaii	2	3,507	$307.21	$294.71	4.2%	91.1%	84.8%	6.3	% pts	$279.86	$249.89	12.0%	$487.31	$437.40	11.4%
San Francisco(2)	4	3,605	251.46	239.61	4.9	57.1	46.9	10.2		143.62	112.39	27.8	194.32	151.78	28.0
Orlando	3	2,325	233.57	234.57	(0.4)	67.0	62.0	5.0		156.38	145.22	7.7	320.86	289.90	10.7
New Orleans	1	1,622	202.89	200.51	1.2	65.1	59.5	5.6		132.04	119.30	10.7	246.24	205.50	19.8
Boston	3	1,536	242.51	226.73	7.0	79.7	74.3	5.4		193.36	168.49	14.8	251.02	217.43	15.4
New York	1	1,878	289.56	286.64	1.0	82.7	59.2	23.5		239.56	169.86	41.0	365.14	264.80	37.9
Southern California	5	1,773	238.10	248.78	(4.3)	76.9	74.2	2.7		183.21	184.77	(0.8)	288.78	273.41	5.6
Chicago	3	2,467	221.77	222.65	(0.4)	59.6	51.9	7.7		132.28	115.62	14.4	204.28	175.18	16.6
Key West(3)	2	461	529.29	576.54	(8.2)	48.8	74.7	(25.9)		258.40	430.97	(40.0)	375.99	616.55	(39.0)
Denver	1	613	195.19	182.81	6.8	72.5	67.0	5.5		141.50	122.42	15.6	206.72	182.73	13.1
Miami	1	393	258.14	285.68	(9.6)	80.2	77.7	2.5		206.92	221.91	(6.8)	277.79	288.64	(3.8)
Washington, D.C.	2	1,085	180.82	158.69	14.0	74.2	62.6	11.6		134.24	99.33	35.1	195.65	143.61	36.2
Seattle	2	1,246	169.50	160.97	5.3	70.3	65.8	4.5		119.08	105.77	12.6	162.00	144.63	12.0
Other	11	3,862	200.80	193.36	3.8	67.4	64.0	3.4		135.34	123.73	9.4	191.66	171.08	12.0
All Markets	41	26,373	$244.23	$240.80	1.4%	71.1%	64.3%	6.8	% pts	$173.62	$154.77	12.2%	$273.22	$240.52	13.6%
(1)Calculated based on unrounded numbers.
(2)Includes the Hilton San Francisco Hotels, which have been placed into court-ordered receivership.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

20

Portfolio and Operating Metrics (continued)

Current Hotels by Market: YTD Q3 2023 vs. YTD Q3 2022

(unaudited, dollars in millions)			Current Hotel Adjusted EBITDA			Current Hotel Revenue			Current Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2023	2022	Change(1)	2023	2022	Change(1)	2023	2022	Change
Hawaii	2	3,507	$190	$176	7.4%	$467	$419	11.4%	40.6%	42.1%	(150)	bps
San Francisco(2)	4	3,605	12	1	1,715.7	191	149	28.0	6.2	0.5	570
Orlando	3	2,325	60	58	2.3	204	184	10.7	29.2	31.6	(240)
New Orleans	1	1,622	40	32	25.2	109	91	19.8	36.7	35.1	160
Boston	3	1,536	32	28	16.6	105	91	15.4	30.7	30.4	30
New York	1	1,878	19	—	60,573.1	187	136	37.9	10.1	(0.1)	1020
Southern California	5	1,773	44	45	(2.1)	140	132	5.6	31.2	33.7	(250)
Chicago(3)	3	2,467	23	9	164.7	138	118	16.6	16.9	7.5	940
Key West(4)	2	461	14	33	(59.0)	47	78	(39.0)	28.6	42.5	(1390)
Denver	1	613	13	11	20.6	35	31	13.1	37.1	34.8	230
Miami	1	393	11	12	(13.6)	30	31	(3.8)	35.8	39.9	(410)
Washington, D.C.	2	1,085	14	8	87.5	58	43	36.2	24.6	17.9	670
Seattle	2	1,246	7	6	15.6	55	49	12.0	13.3	12.9	40
Other	11	3,862	35	31	14.1	201	179	12.0	18.0	17.7	30
All Markets	41	26,373	$514	$450	14.2%	$1,967	$1,731	13.6%	26.1%	26.0%	10	bps
(1)Calculated based on unrounded numbers.
(2)Includes the Hilton San Francisco Hotels, which have been placed into court-ordered receivership.
(3)In Q3 2023, Park's Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally Park's Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses. In Q2 2022, Park's Chicago hotels were subject to a $12 million increase in accrual related to property tax assessments.
(4)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

21

Portfolio and Operating Metrics (continued)

Core Hotels: Q3 2023 vs. Q3 2022

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		3Q23	3Q22	Change(1)	3Q23	3Q22	Change		3Q23	3Q22	Change(1)	3Q23	3Q22	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$317.24	$312.18	1.6%	93.6%	92.1%	1.5	% pts	$297.03	$287.56	3.3%	$473.02	$461.45	2.5%
2	Hilton Waikoloa Village	345.83	357.15	(3.2)	84.7	78.7	6.0		293.04	281.12	4.2	627.01	613.98	2.1
3	JW Marriott San Francisco Union Square	292.67	308.48	(5.1)	72.4	76.3	(3.9)		211.96	235.47	(10.0)	263.33	333.41	(21.0)
4	Hyatt Centric Fisherman's Wharf	221.12	242.86	(8.9)	85.3	80.3	5.0		188.66	195.15	(3.3)	251.64	249.33	0.9
5	Signia by Hilton Orlando Bonnet Creek	178.86	167.35	6.9	66.7	59.1	7.6		119.30	98.97	20.5	275.34	225.08	22.3
6	Waldorf Astoria Orlando	285.42	297.50	(4.1)	47.1	55.1	(8.0)		134.50	163.88	(17.9)	246.64	309.18	(20.2)
7	Hilton Orlando Lake Buena Vista	154.87	154.62	0.2	60.4	61.9	(1.5)		93.48	95.64	(2.3)	167.55	172.27	(2.7)
8	Hilton New Orleans Riverside	157.49	175.06	(10.0)	56.4	55.6	0.8		88.82	97.37	(8.8)	171.76	177.75	(3.4)
9	Hyatt Regency Boston	287.13	271.18	5.9	86.6	89.1	(2.5)		248.73	241.69	2.9	300.05	300.07	—
10	Hilton Boston Logan Airport	281.38	266.10	5.7	97.8	94.0	3.8		275.09	250.11	10.0	342.35	308.80	10.9
11	Boston Marriott Newton	209.54	197.61	6.0	69.2	68.0	1.2		144.91	134.31	7.9	193.85	176.27	10.0
12	New York Hilton Midtown	302.44	290.39	4.1	92.2	74.4	17.8		278.78	215.92	29.1	411.92	320.68	28.5
13	Hilton Santa Barbara Beachfront Resort	393.21	419.09	(6.2)	82.8	88.9	(6.1)		325.58	372.55	(12.6)	500.27	528.20	(5.3)
14	Hyatt Regency Mission Bay Spa and Marina	338.17	377.70	(10.5)	73.6	66.0	7.6		248.85	249.42	(0.2)	429.66	395.79	8.6
15	Hilton Checkers Los Angeles	211.31	226.70	(6.8)	80.3	74.2	6.1		169.68	168.20	0.9	197.18	190.75	3.4
16	Hilton Chicago	219.49	221.09	(0.7)	67.8	67.8	—		148.75	149.79	(0.7)	255.37	243.50	4.9
17	W Chicago – City Center	283.34	302.48	(6.3)	68.1	66.0	2.1		192.94	199.52	(3.3)	238.21	233.56	2.0
18	W Chicago – Lakeshore	211.22	233.60	(9.6)	75.4	72.3	3.1		159.32	168.88	(5.7)	204.38	209.25	(2.3)
19	Casa Marina Key West, Curio Collection(2)	—	388.55	(100.0)	—	63.6	(63.6)		(0.05)	247.24	(100.0)	0.65	374.30	(99.8)
20	The Reach Key West, Curio Collection	409.85	411.00	(0.3)	77.3	72.3	5.0		316.86	297.11	6.6	474.20	427.72	10.9
21	Hilton Denver City Center	202.05	201.32	0.4	81.8	73.3	8.5		165.19	147.47	12.0	234.01	216.60	8.0
22	Royal Palm South Beach Miami	177.55	205.55	(13.6)	71.3	75.0	(3.7)		126.59	154.22	(17.9)	180.44	211.36	(14.6)
23	DoubleTree Hotel Washington DC – Crystal City	164.77	150.42	9.5	81.2	72.4	8.8		133.73	108.81	22.9	194.02	149.00	30.2
24	DoubleTree Hotel San Jose	171.33	168.19	1.9	61.1	63.3	(2.2)		104.67	106.44	(1.7)	157.72	152.86	3.2
25	Juniper Hotel Cupertino, Curio Collection	188.22	227.23	(17.2)	69.4	79.2	(9.8)		130.61	180.02	(27.4)	149.12	201.28	(25.9)
	Total Core Hotels	257.58	260.67	(1.2)	75.7	73.5	2.2		194.86	191.51	1.7	307.87	299.17	2.9

	All Other Hotels	190.62	188.09	1.3	74.3	69.9	4.4		141.57	131.51	7.7	196.69	181.26	8.5
	Total Comparable Hotels	241.74	243.91	(0.9)	75.3	72.6	2.7		182.08	177.12	2.8	281.21	270.89	3.8

	Hilton San Francisco Union Square	235.15	226.50	3.8	60.7	61.6	(0.9)		142.65	139.41	2.3	192.66	190.71	1.0
	Parc 55 San Francisco – a Hilton Hotel	233.47	225.71	3.4	66.1	61.8	4.3		154.32	139.39	10.7	180.57	155.54	16.1
	Total Current Hotels	$241.06	$242.21	(0.5)%	73.9%	71.4%	2.5	% pts	$178.13	$172.91	3.0%	$270.85	$260.57	3.9%
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

22

Portfolio and Operating Metrics (continued)

Core Hotels: Q3 2023 vs. Q3 2022

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		3Q23	3Q22	Change(1)	3Q23	3Q22	Change(1)	3Q23	3Q22	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$55	$51	7.0%	$124	$121	2.5%	43.9%	42.1%	180	bps
2	Hilton Waikoloa Village	14	15	(3.7)	37	37	2.1	38.1	40.4	(230)
3	JW Marriott San Francisco Union Square	1	2	(66.9)	8	11	(21.0)	6.1	14.6	(850)
4	Hyatt Centric Fisherman's Wharf	2	2	(6.2)	7	7	0.9	24.4	26.3	(190)
5	Signia by Hilton Orlando Bonnet Creek	5	4	29.9	25	21	22.3	20.6	19.4	120
6	Waldorf Astoria Orlando	—	3	(114.4)	11	14	(20.2)	(3.4)	18.9	(2,230)
7	Hilton Orlando Lake Buena Vista	2	3	(31.8)	13	13	(2.7)	14.9	21.2	(630)
8	Hilton New Orleans Riverside	6	7	(16.0)	26	27	(3.4)	22.0	25.3	(330)
9	Hyatt Regency Boston	6	6	(7.0)	14	14	—	40.8	43.9	(310)
10	Hilton Boston Logan Airport	6	6	7.4	19	17	10.9	32.0	33.0	(100)
11	Boston Marriott Newton	2	2	16.4	8	7	10.0	26.8	25.3	150
12	New York Hilton Midtown	10	3	224.8	71	55	28.5	14.4	5.7	870
13	Hilton Santa Barbara Beachfront Resort	9	10	(7.8)	17	17	(5.3)	54.8	56.3	(150)
14	Hyatt Regency Mission Bay Spa and Marina	5	5	(1.4)	17	16	8.6	26.5	29.2	(270)
15	Hilton Checkers Los Angeles	1	1	(4.1)	4	3	3.4	19.2	20.7	(150)
16	Hilton Chicago(2)	13	9	42.5	36	34	4.9	34.6	25.5	910
17	W Chicago – City Center(2)	4	2	101.1	9	9	2.0	46.5	23.6	2,290
18	W Chicago – Lakeshore(2)	4	2	130.7	10	10	(2.3)	43.5	18.4	2,510
19	Casa Marina Key West, Curio Collection(3)	(3)	3	(231.1)	—	11	(99.8)	(17,693.3)	23.5	(1,771,680)
20	The Reach Key West, Curio Collection	2	2	22.3	7	6	10.9	29.7	26.9	280
21	Hilton Denver City Center	6	5	17.6	13	12	8.0	42.8	39.3	350
22	Royal Palm South Beach Miami	1	2	(49.7)	7	8	(14.6)	14.9	25.3	(1,040)
23	DoubleTree Hotel Washington DC – Crystal City	3	2	38.0	11	9	30.2	28.3	26.7	160
24	DoubleTree Hotel San Jose	1	—	138.4	7	7	3.2	8.5	3.7	480
25	Juniper Hotel Cupertino, Curio Collection	1	1	(58.9)	3	4	(25.9)	18.4	33.2	(1,480)
	Total Core Hotels	156	148	5.3	504	490	2.9	30.2	29.5	70

	All Other Hotels	16	14	15.8	102	94	8.5	19.5	18.3	120
	Total Comparable Hotels	172	162	6.4	606	584	3.8	28.4	27.7	70

	Hilton San Francisco Union Square	—	3	(112.3)	34	33	1.0	(1.0)	7.8	(880)
	Parc 55 San Francisco – a Hilton Hotel	1	—	388.4	17	15	16.1	6.0	1.4	460
	Total Current Hotels	$173	$165	5.0%	$657	$632	3.9%	26.3%	26.0%	30	bps
(1)Calculated based on unrounded numbers.
(2)In Q3 2023, Park's Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally Park's Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

23

Portfolio and Operating Metrics (continued)

Core Hotels: YTD Q3 2023 vs. YTD Q3 2022

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		2023	2022	Change(1)	2023	2022	Change		2023	2022	Change(1)	2023	2022	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$301.06	$284.59	5.8%	92.9%	86.4%	6.5	% pts	$279.76	$246.10	13.7%	$455.83	$398.78	14.3%
2	Hilton Waikoloa Village	337.65	344.72	(2.1)	83.0	77.3	5.7		280.29	266.65	5.1	626.45	608.11	3.0
3	JW Marriott San Francisco Union Square	339.93	293.69	15.7	67.0	68.8	(1.8)		227.68	202.11	12.7	301.59	277.97	8.5
4	Hyatt Centric Fisherman's Wharf	205.38	212.60	(3.4)	74.1	73.6	0.5		152.25	156.50	(2.7)	209.55	203.84	2.8
5	Signia by Hilton Orlando Bonnet Creek	217.66	211.47	2.9	69.9	61.3	8.6		152.13	129.58	17.4	354.85	299.40	18.5
6	Waldorf Astoria Orlando	359.53	377.11	(4.7)	56.9	59.6	(2.7)		204.72	224.99	(9.0)	387.59	412.84	(6.1)
7	Hilton Orlando Lake Buena Vista	189.74	180.11	5.3	69.5	64.1	5.4		131.85	115.42	14.2	237.57	202.31	17.4
8	Hilton New Orleans Riverside	202.89	200.51	1.2	65.1	59.5	5.6		132.04	119.30	10.7	246.24	205.50	19.8
9	Hyatt Regency Boston	263.84	254.60	3.6	78.9	71.9	7.0		208.28	183.17	13.7	262.84	233.98	12.3
10	Hilton Boston Logan Airport	247.76	225.93	9.7	93.6	89.6	4.0		231.96	202.41	14.6	293.28	254.18	15.4
11	Boston Marriott Newton	199.07	186.46	6.8	61.1	55.6	5.5		121.72	103.68	17.4	177.85	146.51	21.4
12	New York Hilton Midtown	289.56	286.64	1.0	82.7	59.2	23.5		239.56	169.86	41.0	365.14	264.80	37.9
13	Hilton Santa Barbara Beachfront Resort	349.50	377.74	(7.5)	72.1	79.6	(7.5)		252.04	300.72	(16.2)	405.06	434.22	(6.7)
14	Hyatt Regency Mission Bay Spa and Marina	293.50	310.68	(5.5)	69.4	63.0	6.4		203.83	195.85	4.1	358.67	327.33	9.6
15	Hilton Checkers Los Angeles	216.22	222.70	(2.9)	73.5	66.4	7.1		158.98	148.01	7.4	185.81	168.66	10.2
16	Hilton Chicago	211.39	209.50	0.9	58.9	51.5	7.4		124.50	107.91	15.4	218.72	185.55	17.9
17	W Chicago – City Center	280.19	290.20	(3.4)	58.8	49.7	9.1		164.87	144.29	14.3	201.66	172.69	16.8
18	W Chicago – Lakeshore	208.20	211.85	(1.7)	62.5	54.9	7.6		130.10	116.26	11.9	163.42	146.29	11.7
19	Casa Marina Key West, Curio Collection(2)	538.58	574.03	(6.2)	34.2	73.6	(39.4)		184.25	422.69	(56.4)	272.49	607.59	(55.2)
20	The Reach Key West, Curio Collection	520.95	581.53	(10.4)	79.1	77.1	2.0		412.15	448.15	(8.0)	590.58	635.15	(7.0)
21	Hilton Denver City Center	195.19	182.81	6.8	72.5	67.0	5.5		141.50	122.42	15.6	206.72	182.73	13.1
22	Royal Palm South Beach Miami	258.14	285.68	(9.6)	80.2	77.7	2.5		206.92	221.91	(6.8)	277.79	288.64	(3.8)
23	DoubleTree Hotel Washington DC – Crystal City	174.19	151.87	14.7	77.5	69.1	8.4		134.99	104.89	28.7	192.59	140.88	36.7
24	DoubleTree Hotel San Jose	171.28	163.38	4.8	60.2	58.2	2.0		103.03	95.03	8.4	158.21	136.91	15.6
25	Juniper Hotel Cupertino, Curio Collection	193.07	200.19	(3.6)	62.8	64.9	(2.1)		121.31	129.95	(6.6)	140.28	150.92	(7.0)
	Total Core Hotels	260.28	259.52	0.3	73.8	67.4	6.4		192.07	174.96	9.8	313.31	280.64	11.6

	All Other Hotels	191.18	182.53	4.7	71.4	66.3	5.1		136.50	120.93	12.9	194.96	170.49	14.4
	Total Comparable Hotels	244.12	241.30	1.2	73.2	67.1	6.1		178.74	162.01	10.3	284.92	254.23	12.1

	Hilton San Francisco Union Square	252.64	233.89	8.0	52.9	48.0	4.9		133.56	112.28	19.0	191.08	159.79	19.6
	Parc 55 San Francisco – a Hilton Hotel	232.82	235.41	(1.1)	56.5	29.2	27.3		131.60	68.85	91.1	159.66	78.28	103.9
	Total Current Hotels	$244.23	$240.80	1.4%	71.1%	64.3%	6.8	% pts	$173.62	$154.77	12.2%	$273.22	$240.52	13.6%
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

24

Portfolio and Operating Metrics (continued)

Core Hotels: YTD Q3 2023 vs. YTD Q3 2022

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2023	2022	Change(1)	2023	2022	Change(1)	2023	2022	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$148	$134	10.5%	$356	$311	14.3%	41.5%	42.9%	(140)	bps
2	Hilton Waikoloa Village	42	42	(2.0)	111	107	3.0	37.7	39.7	(200)
3	JW Marriott San Francisco Union Square	4	3	34.3	28	26	8.5	15.2	12.3	290
4	Hyatt Centric Fisherman's Wharf	3	4	(17.7)	18	18	2.8	16.0	20.0	(400)
5	Signia by Hilton Orlando Bonnet Creek	33	27	20.2	98	82	18.5	33.3	32.8	50
6	Waldorf Astoria Orlando	11	18	(38.7)	53	57	(6.1)	20.3	31.1	(1,080)
7	Hilton Orlando Lake Buena Vista	16	14	20.1	53	45	17.4	30.8	30.1	70
8	Hilton New Orleans Riverside	40	32	25.2	109	91	19.8	36.7	35.1	160
9	Hyatt Regency Boston	13	12	7.7	36	32	12.3	36.3	37.9	(160)
10	Hilton Boston Logan Airport	14	12	18.7	48	42	15.4	29.0	28.2	80
11	Boston Marriott Newton	5	4	39.1	21	17	21.4	25.0	21.8	320
12	New York Hilton Midtown	19	—	60,573.1	187	136	37.9	10.1	(0.1)	1,020
13	Hilton Santa Barbara Beachfront Resort	18	21	(14.7)	40	43	(6.7)	45.8	50.1	(430)
14	Hyatt Regency Mission Bay Spa and Marina	11	11	6.6	43	39	9.6	26.4	27.1	(70)
15	Hilton Checkers Los Angeles	1	2	(40.4)	10	9	10.2	10.5	19.4	(890)
16	Hilton Chicago(2)	15	8	83.1	92	78	17.9	16.8	10.8	600
17	W Chicago – City Center(2)	5	1	276.1	22	19	16.8	22.0	6.8	1,520
18	W Chicago – Lakeshore(2)	3	(1)	390.9	23	21	11.7	12.3	(4.7)	1,700
19	Casa Marina Key West, Curio Collection(3)	4	22	(81.2)	23	52	(55.2)	17.7	42.2	(2,450)
20	The Reach Key West, Curio Collection	9	11	(16.1)	24	26	(7.0)	39.0	43.2	(420)
21	Hilton Denver City Center	13	11	20.6	35	31	13.1	37.1	34.8	230
22	Royal Palm South Beach Miami	11	12	(13.6)	30	31	(3.8)	35.8	39.9	(410)
23	DoubleTree Hotel Washington DC – Crystal City	10	6	53.6	33	23	36.7	29.9	26.6	330
24	DoubleTree Hotel San Jose	2	—	784.4	21	18	15.6	8.0	1.1	690
25	Juniper Hotel Cupertino, Curio Collection	1	2	(34.3)	9	9	(7.0)	15.9	22.5	(660)
	Total Core Hotels	451	408	10.6	1,523	1,363	11.6	29.6	29.9	(30)

	All Other Hotels	58	48	21.1	299	263	14.4	19.4	18.3	110
	Total Comparable Hotels	509	456	11.7	1,822	1,626	12.1	28.0	28.1	(10)

	Hilton San Francisco Union Square	3	—	2,556.2	100	83	19.6	3.1	(0.1)	320
	Parc 55 San Francisco – a Hilton Hotel	2	(6)	125.8	45	22	103.9	3.4	(27.2)	3,060
	Total Current Hotels	$514	$450	14.2%	$1,967	$1,731	13.6%	26.1%	26.0%	10	bps
(1)Calculated based on unrounded numbers.
(2)In Q3 2023, Park's Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally Park's Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses. In Q2 2022, Park's Chicago hotels were subject to a $12 million increase in accrual related to property tax assessments.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

25

Portfolio and Operating Metrics (continued)

Current Hotels by Market: Q3 2023 vs. Q3 2019

(unaudited)			Current ADR			Current Occupancy				Current RevPAR			Current Total RevPAR
	Hotels	Rooms	3Q23	3Q19	Change(1)	3Q23	3Q19	Change		3Q23	3Q19	Change(1)	3Q23	3Q19	Change(1)
Hawaii	2	3,507	$322.09	$274.08	17.5%	92.0%	92.6%	(0.6)	% pts	$296.29	$253.90	16.7%	$501.43	$431.34	16.3%
San Francisco(2)	4	3,605	239.14	277.25	(13.7)	65.5	93.3	(27.8)		156.61	258.65	(39.5)	201.14	324.01	(37.9)
Orlando	3	2,325	188.44	161.62	16.6	60.3	67.0	(6.7)		113.54	108.29	4.9	231.41	222.66	3.9
New Orleans	1	1,622	157.49	167.90	(6.2)	56.4	66.9	(10.5)		88.82	112.37	(21.0)	171.76	198.52	(13.5)
Boston	3	1,536	267.12	251.34	6.3	86.1	89.9	(3.8)		230.03	226.01	1.8	286.95	286.64	0.1
New York	1	1,878	302.44	270.97	11.6	92.2	95.5	(3.3)		278.78	258.62	7.8	411.92	380.64	8.2
Southern California	5	1,773	263.09	207.92	26.5	79.7	90.8	(11.1)		209.58	188.75	11.0	322.87	282.66	14.2
Chicago	3	2,467	227.83	217.59	4.7	69.4	83.6	(14.2)		158.20	182.09	(13.1)	241.82	275.54	(12.2)
Key West(3)	2	461	409.71	287.78	42.4	25.2	58.4	(33.2)		103.07	167.92	(38.6)	154.73	253.08	(38.9)
Denver	1	613	202.05	183.39	10.2	81.8	94.7	(12.9)		165.19	173.59	(4.8)	234.01	248.71	(5.9)
Miami	1	393	177.55	147.40	20.5	71.3	90.2	(18.9)		126.59	132.88	(4.7)	180.44	197.17	(8.5)
Washington, D.C.	2	1,085	173.20	163.52	5.9	77.2	74.7	2.5		133.77	122.13	9.5	194.47	174.64	11.4
Seattle	2	1,246	187.14	175.52	6.6	82.5	85.6	(3.1)		154.39	150.30	2.7	198.79	195.82	1.5
Other	11	3,862	193.45	184.37	4.9	68.4	79.0	(10.6)		132.40	145.59	(9.1)	185.17	215.37	(14.0)
All Markets	41	26,373	$241.06	$225.45	6.9%	73.9%	84.5%	(10.6)	% pts	$178.13	$190.39	(6.4)%	$270.85	$285.74	(5.2)%
(1)Calculated based on unrounded numbers.
(2)Includes the Hilton San Francisco Hotels, which have been placed into court-ordered receivership.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

26

Portfolio and Operating Metrics (continued)

Current Hotels by Market: Q3 2023 vs. Q3 2019

(unaudited, dollars in millions)			Current Hotel Adjusted EBITDA			Current Hotel Revenue			Current Hotel Adjusted EBITDA Margin
	Hotels	Rooms	3Q23	3Q19	Change(1)	3Q23	3Q19	Change(1)	3Q23	3Q19	Change
Hawaii	2	3,507	$69	$62	10.7%	$162	$158	2.7%	42.5%	39.4%	310	bps
San Francisco(2)	4	3,605	3	31	(90.4)	67	107	(37.9)	4.5	29.1	(2,460)
Orlando	3	2,325	7	8	(18.4)	49	48	3.9	13.6	17.3	(370)
New Orleans	1	1,622	6	10	(43.6)	26	30	(13.5)	22.0	33.8	(1,180)
Boston	3	1,536	14	15	(5.7)	41	41	0.1	34.0	36.1	(210)
New York	1	1,878	10	9	17.2	71	66	8.2	14.4	13.3	110
Southern California	5	1,773	18	16	11.8	53	46	14.2	34.6	35.3	(70)
Chicago(3)	3	2,467	21	16	31.7	55	63	(12.2)	38.1	25.4	1,270
Key West(4)	2	461	(1)	2	(188.0)	7	11	(38.9)	(20.5)	14.3	(3,480)
Denver	1	613	6	5	2.8	13	14	(5.9)	42.8	39.2	360
Miami	1	393	1	2	(39.2)	7	7	(8.5)	14.9	22.4	(750)
Washington, D.C.	2	1,085	5	3	58.8	19	17	11.4	23.8	16.7	710
Seattle	2	1,246	5	6	(9.3)	23	22	1.5	22.2	24.9	(270)
Other	11	3,862	9	18	(42.7)	64	75	(14.0)	16.2	24.3	(810)
All Markets	41	26,373	$173	$203	(14.8)%	$657	$705	(6.8)%	26.3%	28.8%	(250)	bps
(1)Calculated based on unrounded numbers.
(2)Includes the Hilton San Francisco Hotels, which have been placed into court-ordered receivership.
(3)In Q3 2023, Park's Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally Park's Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses.
(4)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

27

Portfolio and Operating Metrics (continued)

Current Hotels by Market: YTD Q3 2023 vs. YTD Q3 2019

(unaudited)			Current ADR			Current Occupancy				Current RevPAR			Current Total RevPAR
	Hotels	Rooms	2023	2019	Change(1)	2023	2019	Change		2023	2019	Change(1)	2023	2019	Change(1)
Hawaii	2	3,507	$307.21	$258.75	18.7%	91.1%	90.7%	0.4	% pts	$279.86	$234.70	19.2%	$487.31	$403.40	20.8%
San Francisco(2)	4	3,605	251.46	289.68	(13.2)	57.1	91.2	(34.1)		143.62	264.35	(45.7)	194.32	342.16	(43.2)
Orlando	3	2,325	233.57	198.13	17.9	67.0	78.1	(11.1)		156.38	154.62	1.1	320.86	321.75	(0.3)
New Orleans	1	1,622	202.89	191.92	5.7	65.1	74.4	(9.3)		132.04	142.76	(7.5)	246.24	247.05	(0.3)
Boston	3	1,536	242.51	232.59	4.3	79.7	85.8	(6.1)		193.36	199.69	(3.2)	251.02	265.66	(5.5)
New York	1	1,878	289.56	264.74	9.4	82.7	89.7	(7.0)		239.56	237.56	0.8	365.14	386.01	(5.4)
Southern California	5	1,773	238.10	192.53	23.7	76.9	86.2	(9.3)		183.21	166.11	10.3	288.78	259.48	11.3
Chicago	3	2,467	221.77	205.25	8.0	59.6	74.3	(14.7)		132.28	152.55	(13.3)	204.28	238.23	(14.3)
Key West(3)	2	461	529.29	383.11	38.2	48.8	77.8	(29.0)		258.40	298.13	(13.3)	375.99	443.48	(15.2)
Denver	1	613	195.19	178.48	9.4	72.5	86.1	(13.6)		141.50	153.67	(7.9)	206.72	229.12	(9.8)
Miami	1	393	258.14	204.01	26.5	80.2	94.0	(13.8)		206.92	191.60	8.0	277.79	266.16	4.4
Washington, D.C.	2	1,085	180.82	172.75	4.7	74.2	75.6	(1.4)		134.24	130.67	2.7	195.65	192.51	1.6
Seattle	2	1,246	169.50	156.44	8.3	70.3	81.5	(11.2)		119.08	127.41	(6.5)	162.00	177.10	(8.5)
Other	11	3,862	200.80	186.20	7.8	67.4	71.4	(4.0)		135.34	133.01	1.8	191.66	188.31	1.8
All Markets	41	26,373	$244.23	$226.89	7.6%	71.1%	82.5%	(11.4)	% pts	$173.62	$187.09	(7.2)%	$273.22	$289.58	(5.6)%
(1)Calculated based on unrounded numbers.
(2)Includes the Hilton San Francisco Hotels, which have been placed into court-ordered receivership.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

28

Portfolio and Operating Metrics (continued)

Current Hotels by Market: YTD Q3 2023 vs. YTD Q3 2019

(unaudited, dollars in millions)			Current Hotel Adjusted EBITDA			Current Hotel Revenue			Current Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2023	2019	Change(1)	2023	2019	Change(1)	2023	2019	Change
Hawaii	2	3,507	$190	$164	15.5%	$467	$437	6.7%	40.6%	37.5%	310	bps
San Francisco(2)	4	3,605	12	105	(88.7)	191	337	(43.2)	6.2	31.2	(2,500)
Orlando	3	2,325	60	66	(9.1)	204	204	(0.3)	29.2	32.1	(290)
New Orleans	1	1,622	40	43	(6.3)	109	109	(0.3)	36.7	39.0	(230)
Boston	3	1,536	32	37	(12.2)	105	111	(5.4)	30.7	33.1	(240)
New York	1	1,878	19	25	(23.2)	187	198	(5.4)	10.1	12.4	(230)
Southern California	5	1,773	44	39	11.2	140	125	11.4	31.2	31.2	—
Chicago(3)	3	2,467	23	32	(27.5)	138	160	(14.3)	16.9	20.0	(310)
Key West(4)	2	461	14	21	(34.1)	47	56	(15.2)	28.6	36.8	(820)
Denver	1	613	13	15	(15.8)	35	38	(9.8)	37.1	39.7	(260)
Miami	1	393	11	11	(0.8)	30	29	4.4	35.8	37.7	(190)
Washington, D.C.	2	1,085	14	12	16.0	58	57	1.6	24.6	21.5	310
Seattle	2	1,246	7	12	(38.6)	55	60	(8.5)	13.3	19.8	(650)
Other	11	3,862	35	40	(11.1)	201	200	1.8	18.0	20.6	(260)
All Markets	41	26,373	$514	$622	(17.3)%	$1,967	$2,121	(7.3)%	26.1%	29.3%	(320)	bps
(1)Calculated based on unrounded numbers.
(2)Includes the Hilton San Francisco Hotels, which have been placed into court-ordered receivership.
(3)In Q3 2023, Park's Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally Park's Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses.
(4)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

29

Portfolio and Operating Metrics (continued)

Core Hotels: Q3 2023 vs. Q3 2019

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		3Q23	3Q19	Change(1)	3Q23	3Q19	Change		3Q23	3Q19	Change(1)	3Q23	3Q19	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$317.24	$280.09	13.3%	93.6%	95.6%	(2.0)	% pts	$297.03	$267.85	10.9%	$473.02	$419.26	12.8%
2	Hilton Waikoloa Village	345.83	256.63	34.8	84.7	84.9	(0.2)		293.04	217.95	34.5	627.01	462.45	35.6
3	JW Marriott San Francisco Union Square	292.67	338.49	(13.5)	72.4	95.6	(23.2)		211.96	323.57	(34.5)	263.33	373.99	(29.6)
4	Hyatt Centric Fisherman's Wharf	221.12	271.91	(18.7)	85.3	96.8	(11.5)		188.66	263.38	(28.4)	251.64	329.54	(23.6)
5	Signia by Hilton Orlando Bonnet Creek	178.86	148.31	20.6	66.7	65.3	1.4		119.30	96.81	23.2	275.34	221.92	24.1
6	Waldorf Astoria Orlando	285.42	228.46	24.9	47.1	71.0	(23.9)		134.50	162.27	(17.1)	246.64	306.81	(19.6)
7	Hilton Orlando Lake Buena Vista	154.87	133.84	15.7	60.4	66.7	(6.3)		93.48	89.22	4.8	167.55	171.68	(2.4)
8	Hilton New Orleans Riverside	157.49	167.90	(6.2)	56.4	66.9	(10.5)		88.82	112.37	(21.0)	171.76	198.52	(13.5)
9	Hyatt Regency Boston	287.13	281.77	1.9	86.6	96.6	(10.0)		248.73	272.28	(8.6)	300.05	333.89	(10.1)
10	Hilton Boston Logan Airport	281.38	260.55	8.0	97.8	91.9	5.9		275.09	239.36	14.9	342.35	291.19	17.6
11	Boston Marriott Newton	209.54	193.11	8.5	69.2	79.4	(10.2)		144.91	153.25	(5.4)	193.85	225.09	(13.9)
12	New York Hilton Midtown	302.44	270.97	11.6	92.2	95.5	(3.3)		278.78	258.62	7.8	411.92	380.64	8.2
13	Hilton Santa Barbara Beachfront Resort	393.21	323.88	21.4	82.8	93.1	(10.3)		325.58	301.45	8.0	500.27	450.12	11.1
14	Hyatt Regency Mission Bay Spa and Marina	338.17	209.30	61.6	73.6	89.2	(15.6)		248.85	186.75	33.3	429.66	324.80	32.3
15	Hilton Checkers Los Angeles	211.31	217.56	(2.9)	80.3	90.2	(9.9)		169.68	196.28	(13.6)	197.18	227.01	(13.1)
16	Hilton Chicago	219.49	203.52	7.8	67.8	84.2	(16.4)		148.75	171.31	(13.2)	255.37	284.86	(10.4)
17	W Chicago – City Center	283.34	258.43	9.6	68.1	82.8	(14.7)		192.94	214.06	(9.9)	238.21	262.12	(9.1)
18	W Chicago – Lakeshore	211.22	228.39	(7.5)	75.4	82.9	(7.5)		159.32	189.31	(15.8)	204.38	258.29	(20.9)
19	Casa Marina Key West, Curio Collection(2)	—	290.17	(100.0)	—	73.9	(73.9)		(0.05)	214.37	(100.0)	0.65	328.98	(99.8)
20	The Reach Key West, Curio Collection	409.85	273.76	49.7	77.3	26.1	51.2		316.86	71.61	342.5	474.20	95.70	395.5
21	Hilton Denver City Center	202.05	183.39	10.2	81.8	94.7	(12.9)		165.19	173.59	(4.8)	234.01	248.71	(5.9)
22	Royal Palm South Beach Miami	177.55	147.40	20.5	71.3	90.2	(18.9)		126.59	132.88	(4.7)	180.44	197.17	(8.5)
23	DoubleTree Hotel Washington DC – Crystal City	164.77	153.60	7.3	81.2	73.9	7.3		133.73	113.38	17.9	194.02	155.68	24.6
24	DoubleTree Hotel San Jose	171.33	220.54	(22.3)	61.1	84.5	(23.4)		104.67	186.37	(43.8)	157.72	257.96	(38.9)
25	Juniper Hotel Cupertino, Curio Collection	188.22	242.05	(22.2)	69.4	83.8	(14.4)		130.61	202.91	(35.6)	149.12	240.17	(37.9)
	Total Core Hotels	257.58	233.72	10.2	75.7	84.1	(8.4)		194.86	196.67	(0.9)	307.87	306.27	0.5

	All Other Hotels	190.62	170.61	11.7	74.3	81.1	(6.8)		141.57	138.43	2.3	196.69	202.27	(2.8)
	Total Comparable Hotels	241.74	219.29	10.2	75.3	83.4	(8.1)		182.08	182.97	(0.5)	281.21	281.81	(0.2)

	Hilton San Francisco Union Square	235.15	269.14	(12.6)	60.7	92.7	(32.0)		142.65	249.44	(42.8)	192.66	338.65	(43.1)
	Parc 55 San Francisco – a Hilton Hotel	233.47	272.95	(14.5)	66.1	92.6	(26.5)		154.32	252.65	(38.9)	180.57	278.06	(35.1)
	Total Current Hotels	$241.06	$225.45	6.9%	73.9%	84.5%	(10.6)	% pts	$178.13	$190.39	(6.4)%	$270.85	$285.74	(5.2)%
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

30

Portfolio and Operating Metrics (continued)

Core Hotels: Q3 2023 vs. Q3 2019

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		3Q23	3Q19	Change(1)	3Q23	3Q19	Change(1)	3Q23	3Q19	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$55	$44	23.3%	$124	$110	12.8%	43.9%	40.2%	370	bps
2	Hilton Waikoloa Village	14	18	(20.5)	37	48	(21.0)	38.1	37.9	20
3	JW Marriott San Francisco Union Square	1	3	(81.6)	8	12	(29.6)	6.1	23.5	(1,740)
4	Hyatt Centric Fisherman's Wharf	2	3	(45.1)	7	10	(23.6)	24.4	33.9	(950)
5	Signia by Hilton Orlando Bonnet Creek	5	3	55.3	25	21	24.1	20.6	16.4	420
6	Waldorf Astoria Orlando	—	3	(115.5)	11	14	(19.6)	(3.4)	17.7	(2,110)
7	Hilton Orlando Lake Buena Vista	2	2	(21.5)	13	13	(2.4)	14.9	18.5	(360)
8	Hilton New Orleans Riverside	6	10	(43.6)	26	30	(13.5)	22.0	33.8	(1,180)
9	Hyatt Regency Boston	6	7	(15.6)	14	15	(10.1)	40.8	43.4	(260)
10	Hilton Boston Logan Airport	6	5	15.2	19	16	17.6	32.0	32.7	(70)
11	Boston Marriott Newton	2	3	(22.4)	8	9	(13.9)	26.8	29.7	(290)
12	New York Hilton Midtown	10	9	17.2	71	66	8.2	14.4	13.3	110
13	Hilton Santa Barbara Beachfront Resort	9	8	12.8	17	15	11.1	54.8	54.0	80
14	Hyatt Regency Mission Bay Spa and Marina	5	3	35.2	17	13	32.3	26.5	25.9	60
15	Hilton Checkers Los Angeles	1	1	(47.7)	4	4	(13.1)	19.2	31.9	(1,270)
16	Hilton Chicago(2)	13	9	31.6	36	40	(10.4)	34.6	23.6	1,100
17	W Chicago – City Center(2)	4	3	54.8	9	10	(9.1)	46.5	27.3	1,920
18	W Chicago – Lakeshore(2)	4	4	15.2	10	12	(20.9)	43.5	29.9	1,360
19	Casa Marina Key West, Curio Collection(3)	(3)	2	(253.0)	—	9	(99.8)	(17,693.3)	22.9	(1,771,620)
20	The Reach Key West, Curio Collection	2	(1)	413.6	7	1	395.5	29.7	(46.9)	7,660
21	Hilton Denver City Center	6	5	2.8	13	14	(5.9)	42.8	39.2	360
22	Royal Palm South Beach Miami	1	2	(39.2)	7	7	(8.5)	14.9	22.4	(750)
23	DoubleTree Hotel Washington DC – Crystal City	3	2	93.7	11	9	24.6	28.3	18.2	1,010
24	DoubleTree Hotel San Jose	1	4	(82.5)	7	12	(38.9)	8.5	29.6	(2,110)
25	Juniper Hotel Cupertino, Curio Collection	1	2	(67.1)	3	5	(37.9)	18.4	34.7	(1,630)
	Total Core Hotels	156	154	(1.0)	504	515	(2.0)	30.2	29.9	30

	All Other Hotels	16	24	(16.4)	102	104	(2.7)	19.5	22.7	(320)
	Total Comparable Hotels	172	178	(3.1)	606	619	(2.1)	28.4	28.7	(30)

	Hilton San Francisco Union Square	—	17	(101.9)	34	60	(43.1)	(1.0)	28.8	(2,980)
	Parc 55 San Francisco – a Hilton Hotel	1	8	(87.2)	17	26	(35.1)	6.0	30.5	(2,450)
	Total Current Hotels	$173	$203	(14.8)%	$657	$705	(6.8)%	26.3%	28.8%	(250)	bps
(1)Calculated based on unrounded numbers.
(2)In Q3 2023, Park's Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally Park's Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

31

Portfolio and Operating Metrics (continued)

Core Hotels: YTD Q3 2023 vs. YTD Q3 2019

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		2023	2019	Change(1)	2023	2019	Change		2023	2019	Change(1)	2023	2019	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$301.06	$266.28	13.1%	92.9%	94.0%	(1.1)	% pts	$279.76	$250.41	11.7%	$455.83	$402.07	13.4%
2	Hilton Waikoloa Village	337.65	236.54	42.7	83.0	82.1	0.9		280.29	194.23	44.3	626.45	406.83	54.0
3	JW Marriott San Francisco Union Square	339.93	362.92	(6.3)	67.0	94.2	(27.2)		227.68	341.88	(33.4)	301.59	423.35	(28.8)
4	Hyatt Centric Fisherman's Wharf	205.38	263.04	(21.9)	74.1	97.2	(23.1)		152.25	255.80	(40.5)	209.55	323.56	(35.2)
5	Signia by Hilton Orlando Bonnet Creek	217.66	187.86	15.9	69.9	76.9	(7.0)		152.13	144.48	5.3	354.85	342.86	3.5
6	Waldorf Astoria Orlando	359.53	281.97	27.5	56.9	76.2	(19.3)		204.72	214.93	(4.7)	387.59	417.45	(7.2)
7	Hilton Orlando Lake Buena Vista	189.74	161.37	17.6	69.5	80.6	(11.1)		131.85	130.01	1.4	237.57	236.57	0.4
8	Hilton New Orleans Riverside	202.89	191.92	5.7	65.1	74.4	(9.3)		132.04	142.76	(7.5)	246.24	247.05	(0.3)
9	Hyatt Regency Boston	263.84	250.63	5.3	78.9	94.5	(15.6)		208.28	237.07	(12.1)	262.84	300.34	(12.5)
10	Hilton Boston Logan Airport	247.76	244.31	1.4	93.6	86.7	6.9		231.96	211.89	9.5	293.28	270.17	8.6
11	Boston Marriott Newton	199.07	186.69	6.6	61.1	74.4	(13.3)		121.72	138.94	(12.4)	177.85	218.85	(18.7)
12	New York Hilton Midtown	289.56	264.74	9.4	82.7	89.7	(7.0)		239.56	237.56	0.8	365.14	386.01	(5.4)
13	Hilton Santa Barbara Beachfront Resort	349.50	281.62	24.1	72.1	84.4	(12.3)		252.04	237.79	6.0	405.06	373.27	8.5
14	Hyatt Regency Mission Bay Spa and Marina	293.50	189.75	54.7	69.4	80.5	(11.1)		203.83	152.79	33.4	358.67	280.48	27.9
15	Hilton Checkers Los Angeles	216.22	224.02	(3.5)	73.5	87.3	(13.8)		158.98	195.69	(18.8)	185.81	224.65	(17.3)
16	Hilton Chicago	211.39	193.52	9.2	58.9	75.8	(16.9)		124.50	146.74	(15.2)	218.72	255.40	(14.4)
17	W Chicago – City Center	280.19	250.63	11.8	58.8	73.4	(14.6)		164.87	184.06	(10.4)	201.66	230.31	(12.4)
18	W Chicago – Lakeshore	208.20	206.11	1.0	62.5	70.5	(8.0)		130.10	145.36	(10.5)	163.42	193.38	(15.5)
19	Casa Marina Key West, Curio Collection(2)	538.58	386.68	39.3	34.2	83.3	(49.1)		184.25	322.26	(42.8)	272.49	487.05	(44.1)
20	The Reach Key West, Curio Collection	520.95	373.83	39.4	79.1	66.4	12.7		412.15	248.09	66.1	590.58	353.14	67.2
21	Hilton Denver City Center	195.19	178.48	9.4	72.5	86.1	(13.6)		141.50	153.67	(7.9)	206.72	229.12	(9.8)
22	Royal Palm South Beach Miami	258.14	204.01	26.5	80.2	94.0	(13.8)		206.92	191.60	8.0	277.79	266.16	4.4
23	DoubleTree Hotel Washington DC – Crystal City	174.19	164.65	5.8	77.5	74.5	3.0		134.99	122.59	10.1	192.59	166.94	15.4
24	DoubleTree Hotel San Jose	171.28	229.78	(25.5)	60.2	85.3	(25.1)		103.03	195.81	(47.4)	158.21	273.00	(42.0)
25	Juniper Hotel Cupertino, Curio Collection	193.07	254.79	(24.2)	62.8	83.7	(20.9)		121.31	213.46	(43.2)	140.28	252.17	(44.4)
	Total Core Hotels	260.28	234.08	11.2	73.8	83.5	(9.7)		192.07	195.45	(1.7)	313.31	315.68	(0.8)

	All Other Hotels	191.18	164.89	15.9	71.4	75.0	(3.6)		136.50	123.66	10.4	194.96	181.04	7.7
	Total Comparable Hotels	244.12	219.11	11.4	73.2	81.5	(8.3)		178.74	178.57	0.1	284.92	284.02	0.3

	Hilton San Francisco Union Square	252.64	284.13	(11.1)	52.9	90.1	(37.2)		133.56	255.86	(47.8)	191.08	357.92	(46.6)
	Parc 55 San Francisco – a Hilton Hotel	232.82	283.27	(17.8)	56.5	90.7	(34.2)		131.60	256.89	(48.8)	159.66	291.06	(45.1)
	Total Current Hotels	$244.23	$226.89	7.6%	71.1%	82.5%	(11.4)	% pts	$173.62	$187.09	(7.2)%	$273.22	$289.58	(5.6)%
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

32

Portfolio and Operating Metrics (continued)

Core Hotels: YTD Q3 2023 vs. YTD Q3 2019

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2023	2019	Change(1)	2023	2019	Change(1)	2023	2019	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$148	$124	19.0%	$356	$314	13.4%	41.5%	39.5%	200	bps
2	Hilton Waikoloa Village	42	40	4.5	111	123	(10.2)	37.7	32.4	530
3	JW Marriott San Francisco Union Square	4	11	(61.5)	28	40	(28.8)	15.2	28.1	(1,290)
4	Hyatt Centric Fisherman's Wharf	3	9	(67.6)	18	28	(35.2)	16.0	32.0	(1,600)
5	Signia by Hilton Orlando Bonnet Creek	33	33	(2.2)	98	94	3.5	33.3	35.2	(190)
6	Waldorf Astoria Orlando	11	16	(33.3)	53	57	(7.2)	20.3	28.3	(800)
7	Hilton Orlando Lake Buena Vista	16	16	0.8	53	53	0.4	30.8	30.7	10
8	Hilton New Orleans Riverside	40	43	(6.3)	109	109	(0.3)	36.7	39.0	(230)
9	Hyatt Regency Boston	13	17	(22.2)	36	41	(12.5)	36.3	40.8	(450)
10	Hilton Boston Logan Airport	14	13	10.7	48	44	8.8	29.0	28.5	50
11	Boston Marriott Newton	5	7	(28.9)	21	26	(18.7)	25.0	28.6	(360)
12	New York Hilton Midtown	19	25	(23.2)	187	198	(5.4)	10.1	12.4	(230)
13	Hilton Santa Barbara Beachfront Resort	18	17	9.3	40	37	8.5	45.8	45.5	30
14	Hyatt Regency Mission Bay Spa and Marina	11	7	56.7	43	33	28.3	26.4	21.6	480
15	Hilton Checkers Los Angeles	1	4	(73.1)	10	12	(17.3)	10.5	32.3	(2,180)
16	Hilton Chicago(2)	15	21	(25.0)	92	108	(14.4)	16.8	19.2	(240)
17	W Chicago – City Center(2)	5	6	(21.2)	22	25	(12.4)	22.0	24.4	(240)
18	W Chicago – Lakeshore(2)	3	5	(44.9)	23	27	(15.5)	12.3	18.9	(660)
19	Casa Marina Key West, Curio Collection(3)	4	16	(73.7)	23	42	(44.1)	17.7	37.7	(2,000)
20	The Reach Key West, Curio Collection	9	5	90.0	24	14	67.2	39.0	34.3	470
21	Hilton Denver City Center	13	15	(15.8)	35	38	(9.8)	37.1	39.7	(260)
22	Royal Palm South Beach Miami	11	11	(0.8)	30	29	4.4	35.8	37.7	(190)
23	DoubleTree Hotel Washington DC – Crystal City	10	6	53.6	33	29	15.4	29.9	22.5	740
24	DoubleTree Hotel San Jose	2	11	(84.8)	21	38	(42.0)	8.0	30.3	(2,230)
25	Juniper Hotel Cupertino, Curio Collection	1	6	(75.9)	9	15	(44.4)	15.9	36.7	(2,080)
	Total Core Hotels	451	484	(6.7)	1,523	1,574	(3.3)	29.6	30.7	(110)

	All Other Hotels	58	53	9.1	299	278	7.7	19.4	19.1	30
	Total Comparable Hotels	509	537	(5.1)	1,822	1,852	(1.6)	28.0	29.0	(100)

	Hilton San Francisco Union Square	3	58	(94.7)	100	188	(46.6)	3.1	31.0	(2,790)
	Parc 55 San Francisco – a Hilton Hotel	2	27	(94.2)	45	81	(45.1)	3.4	32.6	(2,920)
	Total Current Hotels	$514	$622	(17.3)%	$1,967	$2,121	(7.3)%	26.1%	29.3%	(320)	bps
(1)Calculated based on unrounded numbers.
(2)In Q3 2023, Park's Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally Park's Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation.

33

Properties Acquired and Sold

34

Properties Acquired and Sold

Properties Acquired

Hotel	Location	Room Count
2019 Acquisitions:

Chesapeake Lodging Trust Acquisition(1)
Hilton Denver City Center	Denver, CO	613
W Chicago – Lakeshore	Chicago, IL	520
Hyatt Regency Boston	Boston, MA	502
Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438
Boston Marriott Newton	Newton, MA	430
Le Meridien New Orleans(2)	New Orleans, LA	410
W Chicago – City Center	Chicago, IL	403
Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393
Le Meridien San Francisco(3)	San Francisco, CA	360
JW Marriott San Francisco Union Square	San Francisco, CA	344
Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316
Hotel Indigo San Diego Gaslamp Quarter(4)	San Diego, CA	210
Courtyard Washington Capitol Hill/Navy Yard(4)	Washington, DC	204
Homewood Suites by Hilton Seattle Convention Center Pike Street(5)	Seattle, WA	195
Hilton Checkers Los Angeles	Los Angeles, CA	193
Ace Hotel Downtown Los Angeles(2)	Los Angeles, CA	182
Hotel Adagio, Autograph Collection(6)	San Francisco, CA	171
W New Orleans – French Quarter(7)	New Orleans, LA	97
		5,981
_____________________________________
(1)Park’s acquisition by merger of Chesapeake Lodging Trust closed in September 2019 for total consideration of approximately $2.5 billion, including acquisition costs.
(2)Sold in December 2019.
(3)Sold in August 2021.
(4)Sold in June 2021.
(5)Sold in June 2022.
(6)Sold in July 2021.
(7)Sold in April 2021.

35

Properties Acquired and Sold (continued)

Properties Sold

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2018 Sales:
Hilton Rotterdam	Rotterdam, Netherlands	January 2018	254	$62.2
Embassy Suites Portfolio – 3 Hotels	Domestic US	February 2018	676	95.8
UK Portfolio – 7 Hotels	United Kingdom	February 2018	1,334	188.5
Hilton Durban	Durban, South Africa	February 2018	328	32.5
Hilton Berlin(1)	Berlin, Germany	May 2018	601	140.0
2018 Total (13 Hotels)			3,193	$519.0

2019 Sales:
Pointe Hilton Squaw Peak Resort	Phoenix, Arizona	February 2019	563	$51.4
Hilton Nuremberg	Nuremberg, Germany	March 2019	152	17.5
Hilton Atlanta Airport	Atlanta, Georgia	June 2019	507	101.0
Hilton New Orleans Airport(2)	New Orleans, Louisiana	June 2019	317	48.0
Embassy Suites Parsippany(2)	Parsippany, New Jersey	June 2019	274	17.0
Conrad Dublin(3)	Dublin, Ireland	November 2019	192	61.0
Ace Hotel Downtown Los Angeles	Los Angeles, California	December 2019	182	117.0
Le Meridien New Orleans	New Orleans, Louisiana	December 2019	410	84.0
2019 Total (8 Hotels)			2,597	$496.9

2020 Sales:
Hilton São Paulo Morumbi	São Paulo, Brazil	February 2020	503	$117.5
Embassy Suites Washington DC Georgetown	Washington, D.C.	February 2020	197	90.4
2020 Total (2 Hotels)			700	$207.9

2021 Sales:
W New Orleans – French Quarter	New Orleans, Louisiana	April 2021	97	$24.1
Hotel Indigo San Diego Gaslamp Quarter(2)	San Diego, California	June 2021	210	78.0
Courtyard Washington Capitol Hill/Navy Yard(2)	Washington, District of Columbia	June 2021	204	71.0
Hotel Adagio, Autograph Collection	San Francisco, California	July 2021	171	82.0
Le Meridien San Francisco	San Francisco, California	August 2021	360	221.5
2021 Total (5 Hotels)			1,042	$476.6
_____________________________________

(1)The unconsolidated hotel was sold for total gross proceeds of approximately $350 million, of which $140 million represents Park’s pro-rata share.
(2)Hotels were sold as a portfolio in the same transaction.
(3)The unconsolidated hotel was sold for total gross proceeds of approximately $128 million, of which $61 million represents Park’s pro-rata share.

36

Properties Acquired and Sold (continued)

Properties Sold (continued)

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2022 Sales:
Hampton Inn & Suites Memphis – Shady Grove	Memphis, Tennessee	April 2022	131	$11.5
Hilton Chicago/Oak Brook Suites	Chicago, Illinois	May 2022	211	10.3
Homewood Suites by Hilton Seattle Convention Center Pike Street	Seattle, Washington	June 2022	195	80.0
Hilton San Diego Bayfront(1)	San Diego, California	June 2022	1,190	157.0
Hilton Garden Inn Chicago/Oakbrook Terrace	Chicago, Illinois	July 2022	128	9.4
Hilton Garden Inn LAX/El Segundo	El Segundo, California	September 2022	162	37.5
DoubleTree Hotel Las Vegas Airport(2)	Las Vegas, Nevada	October 2022	190	11.2
2022 Total (7 Hotels)			2,207	$316.9

2023 Sales:
Hilton Miami Airport	Miami, Florida	February 2023	508	$118.3
2023 Total (1 Hotel)			508	$118.3

Grand Total(3) (36 Hotels)			10,247	$2,135.6
_____________________________________
(1)Park sold its 25% interests in the joint ventures that own and operate this unconsolidated hotel for total gross proceeds of approximately $157 million, which were reduced by $55 million for Park’s share of the mortgage debt.
(2)The unconsolidated hotel was sold for total gross proceeds of approximately $22 million, of which $11.2 million represents Park’s pro-rata share.
(3)To date, Park has sold its interest in 36 hotels. In addition, four other properties were subject to ground leases that either expired or were terminated by Park or the landlord, and consequently turned over to the landlord. Further, the two Hilton San Francisco Hotels were placed into receivership in October 2023.

37

Current and Comparable Supplementary Financial Information

38

Current and Comparable Supplementary Financial Information (continued)

Historical Comparable TTM Hotel Metrics

	Three Months Ended				TTM
	December 31,	March 31,	June 30,	September 30,	September 30,
(unaudited)	2022	2023	2023	2023	2023
Comparable RevPAR	$171.21	$162.91	$191.03	$182.08	$176.85
Comparable Occupancy	69.5%	67.3%	76.9%	75.3%	72.3%
Comparable ADR	$246.35	$241.96	$248.33	$241.74	$244.66

Total Revenues	$665	$648	$714	$679	$2,706
Operating income (loss)	$84	$80	$(98)	$85	$151
Operating income (loss) margin(1)	12.6%	12.4%	(13.7)%	12.5%	5.6%

Comparable Hotel Revenues (in millions)	$590	$573	$643	$606	$2,412
Comparable Hotel Adjusted EBITDA (in millions)	$167	$145	$192	$172	$676
Comparable Hotel Adjusted EBITDA margin(1)	28.2%	25.3%	29.9%	28.4%	28.0%

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2022	2022	2022	2022	2022
Comparable RevPAR	$126.90	$181.45	$177.12	$171.21	$164.33
Comparable Occupancy	54.9%	73.6%	72.6%	69.5%	67.7%
Comparable ADR	$230.99	$246.31	$243.91	$246.35	$242.61

Total Revenues	$479	$695	$662	$665	$2,501
Operating income	$1	$119	$92	$84	$296
Operating income margin(1)	0.1%	17.1%	13.9%	12.6%	11.8%

Comparable Hotel Revenues (in millions)	$429	$613	$584	$590	$2,216
Comparable Hotel Adjusted EBITDA (in millions)	$95	$199	$162	$167	$623
Comparable Hotel Adjusted EBITDA margin(1)	22.1%	32.6%	27.7%	28.2%	28.1%

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Comparable RevPAR	$164.00	$188.52	$182.97	$173.93	$177.40
Comparable Occupancy	76.2%	84.8%	83.4%	79.6%	81.0%
Comparable ADR	$215.36	$222.26	$219.29	$218.44	$218.94

Total Revenues	$659	$703	$672	$810	$2,844
Operating income	$129	$111	$38	$148	$426
Operating income margin(1)	19.5%	15.8%	5.8%	18.2%	15.0%

Comparable Hotel Revenues (in millions)	$578	$655	$619	$637	$2,489
Comparable Hotel Adjusted EBITDA (in millions)	$154	$205	$178	$190	$727
Comparable Hotel Adjusted EBITDA margin(1)	26.7%	31.4%	28.7%	29.8%	29.2%
_____________________________________
(1)Percentages are calculated based on unrounded numbers.

39

Current and Comparable Supplementary Financial Information (continued)

Historical Current and Comparable TTM Hotel Adjusted EBITDA

	Three Months Ended				TTM
(unaudited, in millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2023
Net income (loss)	$35	$33	$(146)	$31	$(47)
Depreciation and amortization expense	65	64	64	65	258
Interest income	(8)	(10)	(10)	(9)	(37)
Interest expense	62	60	61	65	248
Income tax expense	2	2	3	—	7
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	3	2	2	9
EBITDA	158	152	(26)	154	438
Gain on sales of assets, net(1)	(9)	(15)	—	—	(24)
Gain on sale of investments in affiliates(2)	—	—	(3)	—	(3)
Share-based compensation expense	4	4	5	5	18
Casualty and impairment loss	2	1	203	—	206
Other items	4	4	8	4	20
Adjusted EBITDA	159	146	187	163	655
Less: Adjusted EBITDA from hotels disposed of	(4)	(2)	(1)	—	(7)
Current Adjusted EBITDA	155	144	186	163	648
Less: Adjusted EBITDA from investments in affiliates	(5)	(7)	(8)	(4)	(24)
Add: All other(3)	12	13	13	14	52
Current Hotel Adjusted EBITDA	$162	$150	$191	$173	$676

Current Adjusted EBITDA (above)	$155	$144	$186	$163	$648
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	5	(5)	1	(1)	—
Comparable Adjusted EBITDA	160	139	187	162	648
Less: Adjusted EBITDA from investments in affiliates	(5)	(7)	(8)	(4)	(24)
Add: All other(3)	12	13	13	14	52
Comparable Hotel Adjusted EBITDA	$167	$145	$192	$172	$676
_____________________________________
(1)For the three months ended December 31, 2022, includes a gain of $9 million on the sale of the DoubleTree Hotel Las Vegas Airport included in equity in earnings from investments in affiliates in the condensed consolidated statements of operations.
(2)Included in other gain (loss), net in the condensed consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

40

Current and Comparable Supplementary Financial Information (continued)

Historical Current and Comparable Hotel Adjusted EBITDA – Full Year 2022

	Three Months Ended				Full Year
(unaudited, in millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Net (loss) income	$(56)	$154	$40	$35	$173
Depreciation and amortization expense	69	68	67	65	269
Interest income	—	(1)	(4)	(8)	(13)
Interest expense	62	62	61	62	247
Income tax expense (benefit)	—	1	(3)	2	—
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	4	2	2	9
EBITDA	76	288	163	158	685
Loss (gain) on sales of assets, net(1)	—	1	(14)	(9)	(22)
Gain on sale of investments in affiliates(2)	—	(92)	—	—	(92)
Share-based compensation expense	4	5	4	4	17
Casualty loss	—	1	3	2	6
Other items	2	4	2	4	12
Adjusted EBITDA	82	207	158	159	606
Less: Adjusted EBITDA from hotels disposed of	(6)	(6)	(2)	(4)	(18)
Less: Adjusted EBITDA from investments in affiliates disposed of	(2)	(4)	(2)	—	(8)
Current Adjusted EBITDA	74	197	154	155	580
Less: Adjusted EBITDA from investments in affiliates	(3)	(7)	(2)	(5)	(17)
Add: All other(3)	12	12	13	12	49
Current Hotel Adjusted EBITDA	$83	$202	$165	$162	$612

Current Adjusted EBITDA (above)	$74	$197	$154	$155	$580
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	12	(3)	(3)	5	11
Comparable Adjusted EBITDA	86	194	151	160	591
Less: Adjusted EBITDA from investments in affiliates	(3)	(7)	(2)	(5)	(17)
Add: All other(3)	12	12	13	12	49
Comparable Hotel Adjusted EBITDA	$95	$199	$162	$167	$623
_____________________________________
(1)For the three months and year ended December 31, 2022, includes a gain of $9 million on the sale of the DoubleTree Hotel Las Vegas Airport included in equity in earnings from investments in affiliates in the condensed consolidated statements of operations.
(2)Included in other gain (loss), net in the condensed consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

41

Current and Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – Full Year 2019

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Net income	$97	$84	$9	$126	$316
Depreciation and amortization expense	62	61	61	80	264
Interest income	(1)	(2)	(2)	(1)	(6)
Interest expense	32	33	33	42	140
Income tax expense	7	5	—	23	35
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	7	7	4	23
EBITDA	202	188	108	274	772
(Gain) loss on sales of assets, net	(31)	12	(1)	1	(19)
Gain on sale of investments in affiliates(1)	—	—	—	(44)	(44)
Acquisition costs	—	6	59	5	70
Severance expense	1	1	—	—	2
Share-based compensation expense	4	4	4	4	16
Casualty loss (gain) and impairment loss, net	—	—	8	(26)	(18)
Other items	—	(4)	2	9	7
Adjusted EBITDA	176	207	180	223	786
Add: Adjusted EBITDA from hotels acquired	37	53	39	—	129
Less: Adjusted EBITDA from hotels disposed of	(31)	(30)	(19)	(18)	(98)
Less: Adjusted EBITDA from investments in affiliates disposed of	(3)	(5)	(5)	(3)	(16)
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	(33)	(27)	(25)	(21)	(106)
Comparable Adjusted EBITDA(2)	146	198	170	181	695
Less: Adjusted EBITDA from investments in affiliates	(7)	(7)	(4)	(3)	(21)
Add: All other(3)	15	14	12	12	53
Comparable Hotel Adjusted EBITDA	$154	$205	$178	$190	$727
_____________________________________
(1)Included in other gain (loss), net in the condensed consolidated statements of operations.
(2)Full year December 31, 2019 includes $15 million associated with 466 rooms at the Hilton Waikoloa Village that were transferred to Hilton Grand Vacations at the end of 2019, $6 million associated with business interruption proceeds related to the loss of income in prior years for the Hilton Caribe and a $6 million operating loss generated from Park’s laundry facilities that were closed in 2021. Excluding these amounts, 2019 Comparable Adjusted EBITDA would have been $680 million.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

42

Current and Comparable Supplementary Financial Information (continued)

Historical Comparable TTM Hotel Revenues – 2023, 2022 and 2019

	Three Months Ended				TTM
(unaudited, in millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2023
Total Revenues	$665	$648	$714	$679	$2,706
Less: Other revenue	(21)	(20)	(22)	(22)	(85)
Less: Revenues from hotels disposed of	(14)	(7)	(3)	—	(24)
Less: Revenues from the Hilton San Francisco Hotels	(40)	(48)	(46)	(51)	(185)
Comparable Hotel Revenues	$590	$573	$643	$606	$2,412

	Three Months Ended				Full Year
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Total Revenues	$479	$695	$662	$665	$2,501
Less: Other revenue	(16)	(19)	(19)	(21)	(75)
Less: Revenues from hotels disposed of	(20)	(20)	(11)	(14)	(65)
Less: Revenues from the Hilton San Francisco Hotels	(14)	(43)	(48)	(40)	(145)
Comparable Hotel Revenues	$429	$613	$584	$590	$2,216

	Three Months Ended				Full Year
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
Total Revenues	$659	$703	$672	$810	$2,844
Less: Other revenue	(18)	(19)	(22)	(18)	(77)
Add: Revenues from hotels acquired	130	151	125	—	406
Less: Revenues from hotels disposed of	(98)	(92)	(70)	(70)	(330)
Less: Revenues from the Hilton San Francisco Hotels	(95)	(88)	(86)	(85)	(354)
Comparable Hotel Revenues	$578	$655	$619	$637	$2,489

43

Capital Structure

44

Capital Structure

Fixed and Variable Rate Debt

(unaudited, dollars in millions)
Debt	Collateral	Interest Rate	Maturity Date	As of September 30, 2023
Fixed Rate Debt
Mortgage loan	Hilton Denver City Center	4.90%	March 2024(1)	$54
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	129
Mortgage loan	DoubleTree Hotel Spokane City Center	3.62%	July 2026	14
Mortgage loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	160
Mortgage loan	DoubleTree Hotel Ontario Airport	5.37%	May 2027	30
2025 Senior Notes		7.50%	June 2025	650
2028 Senior Notes		5.88%	October 2028	725
2029 Senior Notes		4.88%	May 2029	750
Comparable Fixed Rate Debt		5.24%(2)		3,787

Mortgage loan	Hilton San Francisco Union Square, Parc 55 San Francisco – a Hilton Hotel	7.11%(3)	November 2023	725
Total Fixed Rate Debt		5.54%(2)		4,512

Variable Rate Debt
Revolver(4)	Unsecured	SOFR + 2.10%	December 2026	—
Total Variable Rate Debt		7.43%		—

Add: unamortized premium				1
Less: unamortized deferred financing costs and discount				(23)
Total Debt(5)		5.54%(2)		$4,490
(1)The loan matures in August 2042 but is callable by the lender with six months of notice. As of September 30, 2023, Park had not received notice from the lender.
(2)Calculated on a weighted average basis.
(3)In June 2023, Park ceased making debt service payments toward the non-recourse SF Mortgage Loan, and Park has received a notice of default. The stated rate on the loan is 4.11%, however, beginning June 1, 2023, the default interest rate on the loan is 7.11%. Additionally, beginning June 1, 2023, the loan accrues a monthly late payment administrative fee of 3% of the monthly amount due. In October 2023, the trustee filed a lawsuit against the borrowers. In connection with the lawsuit, the court appointed a receiver to take control of the Hilton San Francisco Hotels and their operations, and thus, Park has no further economic interest in the operations of the hotels.
(4)Park has approximately $950 million of available capacity under the Revolver.
(5)Excludes $169 million of Park’s share of debt of its unconsolidated joint ventures.

45

Definitions

46

Definitions

Hilton San Francisco Hotels
Park's Hilton San Francisco Hotels represent the 1,921-room Hilton San Francisco Union Square and 1,024-room Parc 55 San Francisco – a Hilton Hotel.
Current
The Company presents certain data for its consolidated hotels on a Current basis as supplemental information for investors: Current Hotel Revenues, Current RevPAR, Current Total RevPAR, Current Occupancy, Current ADR, Current Hotel Adjusted EBITDA and Current Hotel Adjusted EBITDA Margin. The Company presents Current hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Current metrics exclude results from property dispositions that have occurred through September 30, 2023 and include results from property acquisitions as though such acquisitions occurred on the earliest period presented.
Comparable
Park's Comparable hotels represent its Current hotels excluding the two Hilton San Francisco Hotels as the Company expects these hotels to ultimately be removed from its portfolio.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin
Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates.

Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude the following items that are not reflective of Park's ongoing operating performance or incurred in the normal course of business, and thus, excluded from management's analysis in making day-to-day operating decisions and evaluations of Park's operating performance against other companies within its industry:
•Gains or losses on sales of assets for both consolidated and unconsolidated investments;
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Impairment losses and casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The

47

Definitions (continued)

Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.
Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.
The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA and Hotel Adjusted EBITDA should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations.
Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted
Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis.
As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information

48

Definitions (continued)

to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.
The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Net Debt
Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents.
The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies.

Net Debt to Adjusted EBITDA Ratio
Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.

49

Definitions (continued)

Occupancy
Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses Occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for rooms increases or decreases.
Average Daily Rate
ADR (or rate) represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in Occupancy, as described above.
Revenue per Available Room
Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: Occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.
Total RevPAR
Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

50

Analyst Coverage

Analyst	Company	Phone	Email
Dany Asad	Bank of America	(646) 855-5238	dany.asad@bofa.com
Anthony Powell	Barclays	(212) 526-8768	anthony.powell@barclays.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Floris Van Dijkum	Compass Point	(646) 757-2621	fvandijkum@compasspointllc.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Duane Pfennigwerth	Evercore ISI	(212) 497-0817	duane.pfennigwerth@evercoreisi.com
Christopher Darling	Green Street	(949) 640-8780	cdarling@greenstreet.com
Meredith Jensen	HSBC Global Research	(212) 525-6858	meredith.jensen@us.hsbc.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Joe Greff	JP Morgan	(212) 622-0548	joseph.greff@jpmorgan.com
Stephen Grambling	Morgan Stanley	(212) 761-1010	stephen.grambling@morganstanley.com
Bill Crow	Raymond James	(727) 567-2594	bill.crow@raymondjames.com
Patrick Scholes	Truist Securities	(212) 319-3915	patrick.scholes@research.Truist.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Richard Anderson	Wedbush Securities Inc.	(212) 938-9949	richard.anderson@wedbush.com
Dori Kesten	Wells Fargo	(617) 603-4262	dori.kesten@wellsfargo.com

51